Semiannual Report

Emerging Markets Stock Fund

April 30, 2001


T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Emerging Markets Stock Fund

o    Emerging markets struggled in the six-month period ending April 30; most of
     last  year's  trends,   including  the  slide  in  the  technology  sector,
     continued.

o The fund performed better than the MSCI Emerging Markets Free Index but lagged its Lipper peer group average in the last six months.

o    Our  country   weightings   were   largely   responsible   for  the  fund's
     underperformance, but stock selection in Asia was very strong.

o    Portfolio   activity   was   directed   at  changing   the  fund's   sector
     diversification and individual holdings rather than regional allocations.

o We will gradually shift assets to growth stocks that we believe will outperform in the next up cycle for emerging markets.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Emerging markets continued to struggle in the six months ended April 30, 2001, amid rapid downgrades in global growth expectations. Most of last year's trends continued, including the decline of technology, media, and telecommunications stocks. However, aggressive interest rate cuts in the U.S. and reductions in Japan and the U.K. helped restore some optimism by the end of the period.

Performance Comparison
--------------------------------------------------------------------------------

 Periods Ended 4/30/01                          6 Months             12 Months
--------------------------------------------------------------------------------

 Emerging Markets Stock Fund                    -9.82%               -24.43%

 MSCI Emerging Markets
 Free Index                                     -14.10               -25.83

 Lipper Emerging Markets
 Funds Average                                  -7.87                -25.83

          Your fund returned -9.82% in the first half of the fund's fiscal year. As shown in the table, the fund's performance was better than that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index but slightly weaker than that of the Lipper Emerging Markets Funds Average. The fund's 12-month performance, although disappointing, was better than both benchmarks.

          Country weightings were responsible for much of the fund's underperformance versus the Lipper benchmark in the last six months. Our modest overweighting in Turkey was a negative, as the country's currency devaluation reduced the dollar value of our holdings. In addition, underweighting South Africa-where several resource stocks performed very well-hurt relative performance. On the plus side, our stock selection in Asia was very strong, especially in Taiwan, where we have largely focused on technology hardware manufacturers that have benefited from outsourcing trends in the U.S. and Japan. In Latin America, where market declines were limited by the region's low representation in the globally weak technology sector, our high exposure to Mexico (16% of assets) helped relative performance.

MARKET AND PORTFOLIO REVIEW

          During the last six months, portfolio activity was directed at changing the fund's sector diversification and individual holdings rather than regional allocations. The most significant changes involved Emerging European and Middle East countries, as we felt that sharp price moves in those markets offered excellent buying opportunities. Our largest new purchase was Check Point Software Technologies. We have always admired this Israel-based leader in the Internet security market but have believed until recently that its shares were overvalued. After the stock declined 35%, we initiated a position and continued buying as the price fell further. At the end of our reporting period, we had a 1.8% position in the stock, which now has a price-to-earnings (P/E) ratio below 35 but is forecast to have earnings growth exceeding 50%. We also increased our allocation to Turkey by 1% immediately after its currency devaluation. We targeted companies in the relatively steady media and food retail industries that, in our opinion, were oversold.

Market Performance
--------------------------------------------------------------------------------

 (In U.S. Dollar Terms)
 Periods Ended 4/30/01                          6 Months             12 Months

 Argentina                                      -0.51%               -17.86%

 Brazil                                         -3.78                 -3.03

 Chile                                          -6.97                  2.98

 China (Free)                                  -16.08                -23.69

 Israel (Nondomestic)                          -43.91                -17.72

 Malaysia (Free)                               -21.51                -35.60

 Mexico                                         -0.29                 -2.81

 Poland                                        -18.68                 12.76

 South Africa                                    6.84                  3.73

 Thailand                                      -36.36                  9.72

 Source: RIMES Online, using MSCI indices.



     To fund these purchases, we eliminated Gilat Satellite Networks, an Israeli company whose prospects for offering broadband Internet access to consumers had worsened due to product delays and weak consumer sentiment. We also trimmed our position in Orbotech, the leading maker of testing equipment for printed circuit boards and flat-panel monitors. In Europe, we reduced our holding in the Hungarian bank OTP Bank due to concerns over a deteriorating macroeconomic environment and eliminated Greek telecom positions because of relatively high valuations. In India, we trimmed financial stocks that had performed well and sold some pharmaceutical holdings following euphoric reactions to new AIDS treatments.

Far East

     Asian market performance was mixed in the last six months, and local returns were exacerbated by regional currency weakness versus the U.S. dollar. Thailand and South Korea rose about 10% and 5% (in dollar terms), respectively, while India fell 10% and Taiwan 7%.

     In Taiwan, the central bank cut interest rates several times in an attempt to boost the economy. Politics also improved somewhat after relations improved between the previous administration and the new Democratic Party government. Our investments in semiconductor companies Elan Microelectronics and Via Technologies have performed well, and we continued to purchase shares of high-quality technology companies during periods of weakness. However, with new U.S. orders for Taiwan electronic exports at a 15-year low, we will underweight the country until the situation improves.

     We are cautious about South Korea, where export growth is falling sharply, debt levels at the major conglomerates are increasing, and the banking system remains fragile. We cut our position in Korea Telecom in the last six months for several reasons. The regulatory environment remains hostile, another part of the government's stake in the company is due to be sold shortly, and the firm's heavy investments in broadband technology are unlikely to generate meaningful returns for some time. Elsewhere in Asia, the major news was weakness in India due to a series of scandals, including the unwinding of a major speculator group that owned large positions in some of the market's largest and most liquid companies. Nevertheless, Reliance Industries, a conglomerate moving heavily into telecom services, and mortgage lender Housing Development Finance were two of our top performers. We remain overweighted in India as we continue to find many companies with quality management and high returns on equity.

     Emerging Europe and the Middle East

     The emerging markets of Europe and the Middle East fared poorly in the last six months. Stocks in Greece fell 9%, Russia 14%, and Hungary 17%. Israel and Turkey fared worst, with declines exceed ing 40%. Poland bucked the negative trend with a 13% gain.

     Turkey's market weakness stemmed from a 36% devaluation of the lira against the U.S. dollar. Bad loans at second tier banks, increasingly punitive interest rates, and a public dispute about economic policy between senior politicians contributed to the collapse in the "crawling peg" currency system set up by the International Monetary Fund (IMF) just over a year ago. As stated earlier, we slightly increased our Turkish exposure after the devaluation because we felt that stocks in certain sectors overreacted. We purchased newspaper company Hurriyet Gazetecilik ve Matbaacilik and food retailer Tansas, which now sell at substantial discounts (in terms of price to sales ratios) to peers in other emerging markets. We hope that Kemal Dervis, a World Bank official entrusted with the country's economic policy, will succeed in stabilizing the economy. However, the challenges facing him are substantial, and we will use any strong market rebound as a selling opportunity.

     Israel's market fell amid sharp declines in technology stocks, the collapse of the peace process following the defeat of Ehud Barak in national elections, and a slowing economy. As mentioned earlier, we added Internet security leader Check Point Software Technologies to the fund. We may purchase other technology stocks when the demand picture shows signs of improvement. We maintained our exposure to Teva Pharmaceutical, which reported excellent earnings growth fueled by its multiple sclerosis drug Copaxone and a healthy pipeline of new generic drug launches.

Geographic Diversification
--------------------------------------------------------------------------------

Latin America                                                         30

Far East                                                              28

Other & Reserves                                                      19

Europe                                                                12

Africa & Middle East                                                  11


     Central European markets were hit by a decline in the euro, and signs of a weakening German economy raised concerns that the region's current account situation could again become a problem or that interest rates may need to remain high. Neither scenario is good for equities, so we eliminated our position in Polish bank Pekao. The stock had performed well on the back of good earnings, a result of aggressive cost cutting directed by its foreign strategic partner Unicredito Italiano.

     Latin America

     Although there were major debt problems in Argentina, Latin American markets were relatively stable in the last six months. Brazil fell 5%, Chile rose 3%, and Mexico and Argentina slipped less than 1%.

     In Mexico, GDP projections have fallen to 3.3% for 2001, and inflation will be lower at 7%. Despite a weaker growth outlook, Mexican banks performed well thanks to industry consolidation, an improved regulatory environment, and sufficient reserves for dealing with problematic loans. We maintained large holdings in both Banacci and Grupo Financiero BBVA Bancomer but took some profits during periods of rising stock prices. In the telecom sector, Telefonos de Mexico (Telmex) split into fixed and mobile businesses; we trimmed the latter, America Movil, due to concerns of increasing competition. We added Wal-Mart de Mexico, which continues to improve its relative position in Mexico's retail sector,

     Stocks in Brazil started the year well but faded as concerns about Argentina spread. Its currency dropped 10%, and the central bank-bucking the global trend-raised short-term interest rates. The performance of telecommunications stocks was particularly poor as auctions for additional mobile telecom spectrum could radically change the competitive landscape. In response, we cut our position in Telebras and eliminated Embratel. In the financial sector, Unibanco declined as it is generally perceived to have the lowest quality of the major private sector banks.


Industry Diversification
--------------------------------------------------------------------------------

                                            Percent of Net Assets
                                      10/31/00                4/30/01
--------------------------------------------------------------------------------

 Financials                             19.0%                  22.3%

 Telecommunication Servi                26.8                   19.0

 Information Technology                 13.7                   16.6

 Consumer Staples                        8.5                   11.0

 Consumer Discretionary                  8.3                    8.7

 Energy                                  7.9                    8.3

 Materials                               3.6                    4.8

 Health Care                             5.7                    3.6

 Industrials                             1.7                    2.4

 All Other                               1.1                    0.4

 Reserves                                3.7                    2.9
--------------------------------------------------------------------------------

 Total                                 100.0%                 100.0%

     Argentina's economic situation continued to deteriorate in the last six months. A debt renegotiation is now a virtual certainty, as the country remains committed to keeping the peso pegged to the U.S. dollar. While our weighting in Argentina is low, the country's difficulties could have a major effect on neighboring Brazil. We are encouraged, however, that the contagion has been limited elsewhere. Mexico, in particular, seems to have decoupled from the region's problems.

OUTLOOK

     Emerging market performance in the last year was disappointing as growth in developed economies decelerated. However, central banks worldwide have been lowering interest rates, which we believe will eventually halt the global economic slowdown. Structurally, emerging markets are in much better shape than they were over the last decade, yet valuations have fallen to multi-year lows both in absolute terms and relative to their developed market peers. We think emerging markets resemble an undervalued stock that simply needs a catalyst to unlock its potential value. We remain fully invested and will gradually shift assets into growth stocks that we believe will outperform in the next up cycle for emerging markets.

     Respectfully submitted,

     John R. Ford
     President, T. Rowe Price International Funds, Inc.
     May 24, 2001


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                  Percent of
                                                                  Net Assets
                                                                   4/30/01

     Petroleo Brasileiro (Petrobras), Br                             4.1%

     China Mobile (Hong Kong), Hong Kong                             3.5

     Reliance Industries, India                                      3.2

     Samsung Electronics, South Korea                                2.9

     United Microelectronics, Taiwan                                 2.5
     ---------------------------------------------------------------------------

     Taiwan Semiconductor Manufacturing,                             2.3

     Grupo Financiero BBVA Bancomer, Mex                             2.3

     Telefonos de Mexico (Telmex), Mexic                             2.1

     Wal-Mart de Mexico, Mexico                                      2.0

     Banacci, Mexico                                                 2.0
     ---------------------------------------------------------------------------
     Housing Development Finance, India                              1.9

     ICICI, India                                                    1.9

     South Korea Telecom, South Korea                                1.9

     Mobile Telesystems, Russia                                      1.8

     Check Point Software Technologies,                              1.8
     ---------------------------------------------------------------------------

     Antenna TV, Greece                                              1.7

     Femsa, Mexico                                                   1.6

     LUKoil, Russia                                                  1.6

     Ambev, Brazil                                                   1.6

     Hurriyet Gazetecilik ve Matbaacilik                             1.3
     --------------------------------------------------------------------------

     Hindustan Lever, India                                          1.2

     Telebras, Brazil                                                1.2

     Pao de Acucar, Brazil                                           1.2

     Nedcor, South Africa                                            1.1

     Banco Itau, Brazil                                              1.1
     ---------------------------------------------------------------------------

     Total                                                          49.8%

Note: Table excludes reserves.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     EMERGING MARKETS STOCK FUND

Date                     Markets Free       Markets Funds          Stock Fund
                                                    Index             Average

3/31/95                         10000               10000               10000
4/30/95                         10449               10428               10460
4/30/96                         11951               12315               12131
4/30/97                         12464               13424               12888
4/30/98                         10652               12429               12828
4/30/99                          9567               10286               10375
4/30/00                         11682               13151               15547
4/30/01                          8664                9654               11749

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since    Inception
 Periods End        1 Year      3 Years      5 Years      Inception         Date
 -------------------------------------------------------------------------------

 Emerging Markets
 Stock Fund        -24.43%       -2.88%       -0.64%           2.69%     3/31/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Emerging Markets Stock Fund
Unaudited

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                        6 Months     Year
                           Ended    Ended
                         4/30/01 10/31/00  10/31/99  10/31/98  10/31/97 10/31/96

NET ASSET
VALUE
Beginning
of period                 $12.42   $11.08    $ 7.95   $11.08   $11.59   $10.48

Investment
activities

  Net investment
  income (loss)             0.01    (0.02)    (0.01)*   0.05*    0.02*    0.02*

  Net realized and
  unrealized gain
  (loss)                   (1.23)    1.34      3.18    (3.06)   (0.23)    1.08

  Total from
  investment
  activities               (1.22)    1.32     3.17    (3.01)   (0.21)    1.10

Distributions

  Net investment
  income                    --       --       (0.04)    --      (0.04)   (0.01)

  Net realized
  gain                      --       --        --      (0.15)   (0.30)    --

  Total
  distributions             --       --       (0.04)   (0.15)   (0.34)   (0.01)

  Redemption
  fees added to
  paid-in-capital           --       0.02      --       0.03     0.04     0.02


NET ASSET VALUE
End of period             $11.20   $12.42    $11.08   $ 7.95   $11.08   $11.59
                        ------------------------------------------------------

Ratios/Supplemental Dat

Total return
(diamond)                (9.82)%   12.09%    40.08%*  27.31)%* (1.60)%* 10.69%*

Ratio of total
expenses to
average net
assets                    1.54%!    1.50%     1.75%*   1.75%*   1.75%*   1.75%*

Ratio of net
investment
income (loss)
to average
net assets                0.27%!   (0.12)%   (0.14)%*  0.46%*   0.21%*   0.44%*

Portfolio
turnover rate             60.4%!     56.1%     59.0%   54.5%    84.3%    41.7%

Net assets,
end of period
(in thousands)         $165,368   $152,990   $108,418 $69,752  $119,285 $67,896


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
        * Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through 10/31/01. !Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
Unaudited April 30, 2001

Portfolio of Investments                                Shares          Value
--------------------------------------------------------------------------------
                                                              in thousands

  ARGENTINA   1.1%

  Common Stocks  1.1%

  BBVA Banc Frances ADR                  25,850               $     732

  Perez Companc                         683,755                   1,046

  Total Argentina (Cost $2,010)                                   1,778



  BRAZIL  11.7%

  Common Stocks  6.9%

  Brasil Telecom
  Participacoes ADR (USD)                3,302                      142

  Companhia Vale do
  Rio Doce ADR (USD)                     33,000                     766

  Embraer Aircraft (USD)                 27,000                   1,210

  Pao de Acucar ADR (USD)                68,018                   1,935

  Petroleo Brasileiro
  (Petrobras) ADR (USD)                 123,000                   3,321

  Tele Norte Leste
  Participacoes ADR (USD) *              34,984                     611

  Telebras ADR (USD)                     38,580                   1,977

  Unibanco GDR (USD)                     59,000                   1,419

                                                                 11,381

  Preferred Stocks  4.8%

  Ambev                              10,466,705                   2,573

  Banco Itau                         23,295,600                   1,884

  Cia Energetica
  Minas Gerais                       10,116,123                     117

  Petroleo Brasileiro
 (Petrobras)                            141,090                   3,442

                                                                  8,016

  Total Brazil (Cost $19,065)                                    19,397



  CHILE  1.1%

  Common Stocks  1.1%

  Banco Santiago
  ADR (USD)                              41,471                     881

  Embotelladora
  Andina ADR (USD)                       29,989                     400

  Enersis ADR (USD)                      28,445                     467

  Total Chile (Cost $1,908)                                       1,748




  CHINA  0.6%

  Common Stocks  0.6%

  PetroChina (HKD)                    4,782,000                   1,024

  Total China (Cost $786)                                         1,024



  CZECH REPUBLIC                                                    0.6%

  Common Stocks                                                     0.6%

  Komercni Banka *                       44,118                   1,050

  Total Czech Republic (Cost $825)                                1,050




  EGYPT                                                             1.9%

  Common Stocks                                                     1.9%

  Al Ahram
  Beverages GDR (USD) *                 117,346                   1,171

  Egyptian Company
  for Mobile Services *                 119,821                   1,880

  Lakah Group
  GDR (USD) *                           163,678                     102

  Total Egypt (Cost $5,683)                                       3,153



  ESTONIA  0.7%

  Common Stocks  0.7%

  Eesti Telekom
  GDR (USD)                              84,843                   1,094

  Total Estonia
  (Cost $1,777)                                                   1,094


  GREECE                                                            2.4%

  Common Stocks                                                     2.4%

  Antenna TV
  ADR (USD) *                           177,035                   2,880

  National Bank
  of Greece (EUR)                        27,880                   1,086

  Total Greece (Cost $4,149)                                      3,966




  HONG KONG  5.1%

  Common Stocks  5.1%


  Brilliance China
  Automotive Holdings                 2,332,000                     628

  China Mobile
  (Hong Kong) *                       1,171,500                   5,768

  China Resources
  Beijing                             1,422,000                     363

  China Unicom *                        472,000                     657

  Citic Pacific                         121,000                     348

  CNOOC *                               434,000                     417

  Phoenix Satellite
  Television Holdings *               1,348,000                     244

  Total Hong Kong  (Cost $6,641)                                  8,425




  HUNGARY  2.3%

  Common Stocks  1.7%

  EGIS                                   50,917                  $1,483

  Gedeon Richter                         23,549                   1,318

                                                                  2,801

  Preferred Stocks                                                  0.6%

  OTP Bank                               22,109                   1,042

                                                                  1,042

  Total Hungary  (Cost $4,158)                                    3,843




  INDIA  13.1%

  Common Stocks  13.1%

  Apollo Hospitals                      110,650                     241


  Britannia Industries *                104,420                   1,548

  Global Tele-Systems                   106,500                     453

  HDFC Bank                             352,000                   1,730

  Hindustan Lever                       448,190                   2,014

  Housing Development
  Finance *                             253,000                   3,204

  ICICI *                               949,515                   1,696

  ICICI ADR (USD) *                     118,635                   1,412

  ICICI Bank *                          335,280                   1,118

  Infosys Technologies                   10,400                     832

  McDowell                              292,000                     241

  Ranbaxy Laboratories *                 97,770                   1,046

  Reliance Industries                   729,000                   5,347

  Wipro *                                16,000                     494

  Wipro ADR (USD) *                      10,074                     347

  Total India (Cost $24,978)                                     21,723


  ISRAEL  4.4%

  Common Stocks  4.4%

  Check Point Software
  Technologies (USD) *                   46,543                   2,920

  NICE Systems ADR (USD) *               30,470                     352

  Orbotech (USD) *                       36,753                   1,270

  Partner Communications
  ADR (USD) *                           244,250                   1,056

  Teva Pharmaceutical
  ADR (USD)                              31,510                   1,716

  Total Israel (Cost $8,059)                                      7,314



  MEXICO  15.6%

  Common Stocks  15.6%

  America Movil
  ADR (USD) *                            87,690                  $1,613

  Banacci                             1,757,000                   3,226

  Cemex Participating
  Certificates

  (Represents 2 Series A

  and 1 Series B shares)                280,838                   1,316

  Coca-Cola Femsa
  (Class L) ADR (USD)                    92,000                   1,794

  Corporacion Interamericana
  de Entretenimiento *                  125,800                     441

  Femsa, UBD Units
  (Represents 1 Series B

  and 4 Series D shares)                681,040                   2,617

  Grupo Aeroportuario
  del Sureste ADR (USD) *                35,000                     635

  Grupo Elektra                          97,000                      92

  Grupo Financiero
  BBVA Bancomer *                     4,741,600                   3,805

  Grupo Iusacell
  ADR (USD) *                            65,200                     531

  Grupo Modelo
  (Class C)                             216,000                     595

  Grupo Televisa
  GDR (USD) *                            47,821                   1,819

  Kimberly-Clark
  de Mexico (Class A)                   186,000                     497

  Telefonos de Mexico
  (Telmex) (Class L)
  ADR (USD)                              98,690                   3,415

  Wal-Mart de Mexico
  ADR (USD)                             137,113                   3,342

  Total Mexico
  (Cost $19,696)                         25,738


  PERU  0.0%
  Common Stocks  0.0%

  Credicorp (USD)                        10,560                      77

  Total Peru (Cost $192)                                             77




  POLAND  1.6%

  Common Stocks  1.6%

  Computerland *                         34,352                     850

  Elektrim Spolka
  Akcyjna *                             253,687                   1,761

  Total Poland (Cost $3,850)                                      2,611




  RUSSIA  4.4%

  Common Stocks  4.4%

  LUKoil ADR (USD) *                     44,561                   1,860

  LUKoil
  Holdings (USD) *                       24,351   $                 253

  LUKoil
  Holdings ADR (USD) *                   11,850                     495

  Mobile Telesystems
  ADR (USD) *                           103,260                   2,964

  Surgutneftegaz
  ADR (USD)                             147,279                   1,767

  Total Russia (Cost $8,773)                                      7,339




  SOUTH AFRICA  3.0%

  Common Stocks  3.0%

  M-Cell                                362,300                     952

  Metropolitan Life                     633,700                     675

  Nedcor                                103,200                   1,889

  Sanlam                              1,138,090                   1,368

  Total South Africa (Cost $4,976)                                4,884



  SOUTH KOREA  9.4%

  Common Stocks  9.4%

  Hana Bank                              58,000                     277

  Hite Brewery                           11,590                     393

  Housing &
  Commercial Bank                        37,648                     716

  Hyundai Motor                         107,770                   1,686

  Kook Min Bank                          55,900                     662

  Korea Telecom                          26,750                   1,280

  Korea Telecom
  Freetel *                              16,000                     573

  LG Household
  & Health Care *                        34,970                     478

  Samsung Electronics                    27,255                   4,739

  Samsung Fire
  & Marine Insurance                     15,480                     416

  Samsung Securities                     20,000                     526

  Shinhan Bank                           76,000                     675

  South Korea Telecom                    17,990                   3,094

  Total South Korea
  (Cost $12,447)                                                 15,515


  SWITZERLAND  0.4%

  Common Stocks  0.4%

  Compagnie Financiere
  Richemont (ZAR)                        23,450                     584

  Total Switzerland (Cost $457)                                     584



  TAIWAN  11.3%

  Common Stocks  11.3%

  Acer                                  785,000               $     508

  Ambit Microsystems                    149,000                     901

  Asustek Computer                      155,000                     704

  China Development
  Industrial Bank *                   1,071,000                     954

  China Trust
  Commercial Bank *                     576,000                     420

  Elan Microelectronics                 574,000                   1,396

  Hon Hai Precision                     145,640                     855

  Powerchip Semiconductors              459,000                     426

  Powerchip Semiconductors
  GDR (USD) *                            24,263                     226

  President Chain Store                 472,856                   1,366

  Siliconware Precision
  Industries *                        1,328,132                   1,034

  Sunplus Technology
  GDR (USD) *                            25,000                     239

  Taiwan Cellular *                     461,000                     729

  Taiwan Semiconductor
  Manufacturing *                     1,403,531                   3,883

  United Microelectronics             2,630,980                   4,200

  Via Technologies *                     91,000                     858

  Total Taiwan (Cost $19,335)                                    18,699



  THAILAND  1.1%

  Common Stocks and Rights  1.1%

  TelecomAsia *                       1,976,700                     844

  TelecomAsia, Rights *                 187,357                      19

  Total Access
  Communications (USD) *                374,900                   1,031

  Total Thailand (Cost $2,655)                                    1,894



  TURKEY  4.6%

  Common Stocks  4.6%

  Anadolu Efes Biracilik
  ve Malt Sanayii *                  21,083,759                   1,049

  Dogan Yayin Holding *             291,749,631                   1,133

  Hurriyet Gazetecilik
  ve Matbaacilik *                  409,402,248                   2,144

  Tansas *7,705,35871

  Turkiye Garanti Bankasi           255,332,009                   1,315

  Yapi ve Kredi Bankasi *           392,188,576                   1,815

  Total Turkey (Cost $11,237)                                     7,527


  VENEZUELA  0.7%

  Common Stocks  0.7%

  Compania Anonima Nacional
  Telefonos de Venezuela (CANTV)

  (Class D) ADR (USD)                    51,088                  $1,170

  Total Venezuela (Cost $1,618)                                   1,170


  UNITED STATES  0.0%

  Common Stocks  0.0%

  StarMedia Network
  (Class B) *                            14,000                      34

  Total United States (cos                                           34


  SHORT-TERM INVESTMENTS  4.6%

  Money Market Funds  4.6%

  T. Rowe Price Reserve
  Investment Fund, 5.18% #            7,616,883                   7,617

  Total Short-Term
  Investments (cost $7,617)                                       7,617



Total Investments
 in Securities

101.7% of Net Assets (Cost $173,302)                           $168,204


Other Assets
 Less Liabilities                                                (2,836)

NET ASSETS                                                     $165,368



*       Non-income producing
#       Seven-day yield
ADR     American depository receipt
EUR     Euro
GDR     Global depository receipt
HKD     Hong Kong dollar
USD     U.S. dollar
ZAR     South African rand

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                       April 30, 2001

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

     Assets

     Investments in securities, at value
     (cost $173,302)                                           $ 168,204

     Securities lending collateral                                11,129

     Other assets                                                  5,944

     Total assets                                                185,277



     Liabilities

     Obligation to return securities

     lending collateral                                        $  11,129

     Other liabilities                                             8,780

     Total liabilities                                            19,909



     NET ASSETS                                                  165,368



     Net Assets Consist of:

     Accumulated net investment

     income - net of distributions                             $     214

     Accumulated net realized

     gain/loss - net of distributions                            (20,190)

     Net unrealized gain (loss)                                   (5,150)

     Paid-in-capital applicable
     to 14,767,361 shares of $0.01 par
     value capital stock outstanding;
     2,000,000,000 shares of
     the Corporation authorized                                 $190,494



     NET ASSETS                                                 $165,368


     NET ASSET VALUE PER SHARE                                     11.20



     The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                6 Months
                                                                   Ended
                                                                 4/30/01

Investment Income (Loss)

Income

     Dividend (net of foreign
     taxes of $127)                                                1,154

     Interest (net of
     foreign taxes of $2)                                            242

     Securities lending                                               48
     Total income                                                  1,444


Expenses

     Investment
     nt management                                                   852

     Shareholder servicing                                           232

     stody and accounting                                             90

     Prospectus and shareholder
     reports                                                          24

     Registration                                                     17

     Legal and audit                                                  10

     Directors                                                         3

     Miscellaneous                                                     2

     Total expenses                                                1,230

     Net investment income
     (loss)                                                          214

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
     Securities (net of foreign
     taxes of $46)                                                (8,762)
     Foreign currency
     transactions                                                   (476)
     Net realized gain
     (loss)                                                       (9,238)

Change in net unrealized gain or loss
     Securities (net of decrease in
     deferred foreign taxes of $87)                               (7,761)

     Other assets and liabilities
     denominated in foreign
     currenciesChange in net                                          (5)

     unrealized gain or loss                                      (7,766)

     Net realized and unrealized gain
     (loss)                                                      (17,004)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                           (16,790)
                                                                 -------


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                          6 Months                      Year
                                             Ended                     Ended
                                           4/30/01                  10/31/00

  Increase (Decrease) in Nxt Assets
  Operations

       Net investment
       income (loss)                       $   214                 $    (207)

       Net realized
       gain (loss)                          (9,238)                   10,821

       Change in net
       unrealized gain
       or loss                              (7,766)                   (6,426)

       Increase (decrease) in
       net assets from oper                (16,790)                    4,188

  Capital share transactioxs *

       Shares sold                          64,022                   128,378

       Shares redeemed                     (34,930)                  (88,277)

       Redemption fees received                                        76283

       Increase (decrease) in net
       assets from capital
       share transactions                   29,168                    40,384



  Net Assets

       Increase (decrease)
       during period                        12,378                    44,572

       Beginning of period                 152,990                   108,418

       End of period                      $165,368                  $152,990



  *Share information

       Shares sold                           5,472                     8,450

       Shares redeemed                      (3,025)                   (5,915)

       Increase (decrease)
       in shares outstandin                  2,447                     2,535



The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001


Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located, or with primary operations, in emerging markets.


     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Redemption Fees The fund assesses a 2% fee on redemptions of fund shares held less than twelve months. Such fees are retained by the fund, and have the primary effect of increasing paid-in-capital.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At April 30, 2001, approximately 97% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2001, the value of loaned securities was $10,841,000; aggregate collateral consisted of $11,129,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $75,503,000 and $45,708,000, respectively, for the six months ended April 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 2000, the fund had $10,904,000 of capital loss carryforwards, $10,590,000 of which expires in 2006 and $314,000 in 2007. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $173,302,000. Net unrealized loss aggregated $5,098,000 at period-end, of which $21,693,000 related to appreciated investments and $26,791,000 to depreciated investments.


Note 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

     Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sales proceeds. The fund accrues a deferred tax liability for net unrealized gains, which totaled $29,000 at April 30, 2001.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $137,000 was payable at April 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage, and extraordinary expenses, through October 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 1.75%. Thereafter, through October 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.75%.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $248,000 for the six months ended April 30, 2001, of which $42,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum International Fund held approximately 2.8% of the outstanding shares of the Emerging Markets Stock Fund at April 30, 2001. For the six months then ended, the fund was allocated $11,000 of Spectrum expenses, $1,000 of which was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2001, totaled $229,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(registered trademark) and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap
Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free
Bond New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors. ! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing. The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access


For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area

Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook
Opening June 2001

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area

Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.F05-051  4/30/01